INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)


Filed by the Registrant             /X/

Filed by a Party other than the Registrant           / /
Check the appropriate box:

/ /      Preliminary Proxy Statement

/ /      Definitive Proxy Statement

/X/      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ /      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e) (2))

                          The France Growth Fund, Inc.

                (Name of Registrant as Specified in its Charter)



                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

                          The France Growth Fund, Inc.
                                666 Third Avenue
                               New York, NY 10017

Dear Fellow Stockholders:                                           May 31, 2002

WE ARE WRITING TO URGE YOU TO VOTE THE WHITE PROXY CARD TO APPROVE THE FUND'S PROPOSED INNOVATIVE EUROPEAN INVESTMENT PROGRAM BY VOTING FOR PROPOSALS 1, 2(A) THROUGH (G), 3, 4 AND 5. WE ALSO URGE YOU TO RE-ELECT JOHN BULT, SERGE DEMOLIERE, MICHEL LONGCHAMPT AND MICHEL RAPACCIOLI TO THE BOARD OF DIRECTORS BY VOTING FOR PROPOSAL 6. Finally, we urge you to vote AGAINST a stockholder proposal set forth in proposal 7.

Your Board is unanimous in its support for the proposed new direction for the Fund. As described in detail in the Fund's proxy materials, dramatic changes have taken place across Europe since the Fund's inception in 1990. Your Board believes that the proposed new investment program will better position the Fund to take advantage of the investment opportunities fostered by these changes. In addition, your Board believes that the new multi-manager, multi-strategy investment approach will provide the Fund with the opportunity to realize attractive long-term investment returns at a controlled level of risk as measured by lower volatility in returns.

THE RISK-CONTROLLED ASPECT OF THE PROPOSED NEW INVESTMENT PROGRAM DESERVES FURTHER MENTION. Taken individually, the types of investment strategies and techniques which the Fund may utilize can involve significant risks. Taken together, however, we believe that the overall risk of the Fund's portfolio can be significantly reduced while overall performance can be improved.

Specifically, Credit Agricole Asset Management U.S. Advisory Services, the Fund's Adviser, will seek to construct a portfolio for the Fund with sufficient diversification across investment strategies and markets to reduce the overall volatility of the Fund's performance relative to more traditional open-end funds which focus on European investments. If successful, this investment program could result in a more limited decrease in the value of the Fund's assets during down periods in the European equity markets while preserving the possibility of a strong upside in the value of the Fund's assets during periods of positive performance of the European equity markets. Of course, there can be no guarantee that the Fund will be able to achieve the desired degree of diversification or that such diversification, even if achieved, will have the anticipated results.

Significant progress has already been made in identifying 8 investment manager candidates which invest primarily in Europe. These managers specialize in implementing a variety of investment strategies, including long/short Europe, European multi-strategy arbitrage, merger arbitrage and distressed/high yield Europe. The Adviser has also begun the work of identifying potential subadvisers for the directly managed portion of the Fund's portfolio with the assistance of the consulting firm of Watson Wyatt.

YOUR BOARD ALSO URGES YOU TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND THE ADVISER. In considering this change in direction for the Fund, your Board determined that a new advisory agreement which would compensate the Adviser at a higher rate would be critical to the successful implementation of a European multi-manager, multi-strategy investment program. In order to attract first-rate subadvisers, the Adviser must compensate them competitively out of its own fee. The proposed higher fee structure is designed to make this multi-manager structure feasible as the subadvisers are permitted to only look to the Adviser, and not the Fund, for compensation for their subadvisory services.

It is important to note that the Adviser has agreed to voluntarily waive a portion of its advisory fee if the new agreement is approved so that its fee would be equal to the annual rate of 1.10% of the Fund's average weekly net assets until such time as the Adviser engages one or more subadvisers to directly manage a portion of the Fund's assets. The Adviser intends to discontinue the waiver at that time because it would then be responsible for compensating subadvisers out of its own assets.

YOUR BOARD ALSO URGES YOU TO SUPPORT THE RE-ELECTION OF MESSRS. BULT, DEMOLIERE, LONGCHAMPT AND RAPACCIOLI TO THE BOARD OF DIRECTORS OF YOUR FUND. Your Board unanimously believes that these individuals will bring significant insight, experience and expertise to the Board and your Fund when implementing the proposed new investment program. It is important to note that the success of the new investment program depends both on the skill of the Adviser and on the experience and independence of the Board. The new investment program is structured to entrust the Board with significant oversight responsibilities over the Adviser to determine the Fund's direction. Specifically, the Board must approve all investment managers and investment funds recommended by the Adviser before the Fund allocates assets to the managers or funds. This is a process which will require a Board comprised of members with substantial experience in European equity markets.

Your Board does not believe that the nominees for election which have been proposed by Phillip Goldstein in his proxy materials possess the same degree of insight or experience in European equity markets as do Messrs. Bult, Demoliere, Longchampt and Rapaccioli. As a result, we strongly believe that the effectiveness of the proposed new investment program will be in much better hands if the current experienced directors continue on rather than having them replaced Mr. Goldstein's nominees.

If you have any questions about the meeting agenda or how to vote, please call 1-866-333-5650. Thank you for investing in the Fund.

                                                        Sincerely,

                                                        Jean A. Arvis
                                                        Chairman

                                   PROXY CARD


|X|  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

PROPOSALS (Please check one box for each proposal)

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       1.     To approve a change in the Fund's  investment  program by amending     |   |          |   |         |   |
              the Fund's fundamental investment objective and policies.              |___|          |___|         |___|


YOUR BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE FOR EACH OF THE PROPOSALS 2(a) THROUGH (g).

      TO APPROVE  THE  FOLLOWING  CHANGES TO THE FUND'S  INVESTMENT RESTRICTIONS WHICH ARE NECESSARY TO IMPLEMENT THE FUND'S NEW
      INVESTMENT PROGRAM:

                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       2(a).  To  approve  a  change  to  the  Fund's   fundamental   investment     |   |          |   |         |   |
              restriction regarding diversification.                                 |___|          |___|         |___|

                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       2(b).  To  approve  a  change  to  the  Fund's   fundamental   investment     |   |          |   |         |   |
              restriction regarding borrowing for investment purposes.               |___|          |___|         |___|

                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       2(c).  To  approve  a  change  to  the  Fund's   fundamental   investment     |   |          |   |         |   |
              restriction regarding settlement of securities transactions.           |___|          |___|         |___|

                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       2(d).  To  approve  a  change  to  the  Fund's   fundamental   investment     |   |          |   |         |   |
              restriction regarding short sales of securities.                       |___|          |___|         |___|

                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       2(e).  To  approve  a  change  to  the  Fund's   fundamental   investment     |   |          |   |         |   |
              restriction regarding purchasing securities on margin.                 |___|          |___|         |___|

                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       2(f).  To  approve  a  change  to  the  Fund's   fundamental   investment     |   |          |   |         |   |
              restriction   regarding   purchasing   securities  which  are  not     |___|          |___|         |___|
              registered for sale in the U.S.
                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       2(g).  To  approve  a  change  to  the  Fund's   fundamental   investment     |   |          |   |         |   |
              restriction   regarding   investments in illiquid securities.          |___|          |___|         |___|

YOUR BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE FOR EACH OF THE PROPOSALS 3 THROUGH 5.

                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       3.     To approve an amendment to the Fund's Articles of Incorporation to     |   |          |   |         |   |
              change  the  name  of  the  Fund  to The  European  Multi-Strategy     |___|          |___|         |___|
              Investment Company.
                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       4.     To approve a new investment  advisory  agreement  between the Fund     |   |          |   |         |   |
              and Credit Agicole Asset Management U.S.  Advisory  Services,  the     |___|          |___|         |___|
              Fund's investment  adviser (the "Adviser") with an increase in the advisory fee rate payable to the Adviser.
                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       5.     To  approve a  proposal  allowing  the  Adviser,  subject to Board     |   |          |   |         |   |
              approval, to select and replace, if necessary, investment managers     |___|          |___|         |___|
              to  directly  manage a  portion  of the  Fund's  portfolio  and to
              materially   modify  existing   subadvisory   agreements   without
              obtaining  stockholder  approval of the new or amended subadvisory agreement.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES IN PROPOSAL 6.

       6. Election of Directors. To elect four (4) Directors in Class II to serve for a term expiring on the date of the Annual Meeting of Stockholders in 2005.

              NOMINEES: John Bult, Serge Demoliere, Michel Longchampt and Michel
              A. Rapaccioli.

                                                        __      __
              FOR ALL NOMINEES LISTED ABOVE            |  |    |  |      WITHHOLD AUTHORITY      (UNLESS AUTHORITY  TO VOTE  FOR ANY
         (EXCEPT AS MARKED TO THE CONTRARY BELOW)      |__|    |__|       TO VOTE FOR ALL        WITHHELD, THIS PROXY WILL BE DEEMED
                                                                            LISTED ABOVE         TO CONFER  AUTHORITY  TO  VOTE  FOR
                                                                                                 EVERY  NOMINEE  WHOSE  NAME  IS NOT
                                                                                                 LISTED BELOW.)

              INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the following space:

                                                                                     _______________________________________________

                                                                                     YOUR BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS
                                                                                     THAT YOU VOTE AGAINST PROPOSAL 7.

                                                                                      FOR          AGAINST       ABSTAIN
                                                                                      ___            ___           ___
       7.     To approve a stockholder  proposal  recommending that the Board of     |   |          |   |         |   |
              Directors  expedite the process to ensure Fund shares can trade at     |___|          |___|         |___|
              net asset value.

       8. In their discretion, the proxies are authorized to consider and to act upon such other business as may properly come before the meeting or any adjournments thereof.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. If shares are held jointly, each Stockholder named should sign. If only one signs, his or her signature will be binding. If the Stockholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Stockholder is a partnership, a partner should sign in his or her own name, including that he or she is a "Partner."


Signature:_________________________________________ Date:_______________________



Signature:_________________________________________ Date:_______________________

                                     PROXY

                          THE FRANCE GROWTH FUND, INC.
                   666 THIRD AVENUE, NEW YORK, NEW YORK 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Frederick J. Schmidt and Steven M. Cranco as Proxies, each with full power of substitution, and hereby authorizes each of them, with the authority in each to act in the absence of the other, to represent and to vote, as designated below, all the shares of common stock of the France Growth Fund, Inc. (the "Fund") held of record by the undersigned on March 28, 2002 at the Annual Meeting of Stockholders of the Fund to be held on June 18, 2002, or any adjournments thereof.

       This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2(a), 2(b), 2(c), 2(e), 2(f), 2(g), 3, 4, 5 and 6
and "AGAINST" Proposal 7.

       YOUR BOARD OR DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1, "FOR" PROPOSALS 2(A) THROUGH (G), "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, "FOR" PROPOSAL 5, "FOR" PROPOSAL 6 (THE ELECTION OF NOMINEES FOR DIRECTORS), AND "AGAINST" PROPOSAL 7.

_______________                                                  _______________
| SEE REVERSE |    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    | SEE REVERSE |
|    SIDE     |                                                  |    SIDE     |
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